Exhibit 99.1

Leveraging the Platform

Safe Harbor Statement
We make forward-looking statements in this presentation which represent our expectations or beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, including those described in the Company’s filings with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements, including but not limited to assumptions of shares outstanding (basic and fully diluted); methodology of “if converted” accounting; and assumed use of debenture proceeds.

Who Is Collegiate Pacific?
• Nation’s largest and fastest growing direct manufacturer, marketer and distributor of Sporting Goods to Institutions in the USA
• $6B Market; highly fragmented – no large competitors • 250,000+ School and Institutional Targets
· Sell equipment and team uniforms via Catalog, Telesales, and now Road Sales Professionals
· “Revenue Producing Varsity Sports” (baseball, football, basketball)
· Competition: Local Sporting goods stores (25-30K in USA)
· CP Advantage: Factory-Direct; Remove middle man – pass savings to customer.

Pre BOO Management History
}Michael Blumenfeld, Chairman & CEO — Founded Direct Selling of Sports Equipment in 1972 } Adam Blumenfeld, President – 10+ Years of Experience } 1980 – 1996: Built Two $100M Entities in the Space } 1998 – Founded Collegiate Pacific, Inc. (AMEX-BOO in 2000) · Top 55 Mgrs/Executives from Former Entities · 3 rd Vehicle – “Best Practice” Model · Almost All Employees are Stock/Option Holders · Management Ownership: 23%
·

Who Sells Who in the Sporting Goods Industry KTO, RUSSELL, ETC 5,000 Dealers
$50 B
BOO 200,000 Institutions
$6 B
Sporting Goods Industry Institutional Sporting Goods Industry $6 B $5 B

Feeding the Demand
200,000 Institutions
$6B Annual SpendingCP Tomark Hard Goods
Kessler/Dixie/OTS Hard Goods & UniformsBOO Proprietary Products
NIKE Rawlings Wilson Adidas Under Armour Russell

Institutional Funding Sources
•Annual Budgets: Scholastic – Municipal – Federal · Fund Raising · Donations and Gifts · Booster Clubs · PTA’s · Gate Receipts and Vending Sales · Pay to Play Fees

Factory Direct Advantage
Industry Manufacturer Distributor Sales Force Dealer Customer
Collegiate Pacific 1.5M Catalogs 15 Person Telesales Fax/Email 150 Sales Pros
Customer
Differences:
· 30-60% Price Savings · Delivery in 7 days vs. 4 weeks

Last 12 Months: “DID WHAT WE SAID”
•Organic Growth 20-25% · Raised $20M in New Equity · Acquisition of Tomark (1/1/04) · Acquisition of Kessler (4/1/04) · Acquisition of Dixie (7/27/04) · Acquisition of OTS (December 04)
PLATFORM IN PLACE

Resulting Platform . . .
•$26M to $100M+ Run Rate in 12 Months · Addition of Highly Seasoned Management · 30K to 70K Customers in 12 Months · 3 to 150 Road Sales Professionals in 12 Months · 2,500 to 4,500+ Products in 12 Months · Proprietary Equipment and $50M+ in Branded Uniforms

New Announcement – Salkeld Sports
•LOI Executed 2/18/05 – Closing 90+ days • Adds 14 Salesmen in Chicago-Land Area (Assuming Completion) • Sales Force Total Grows to 165 Upon Completion • $7M+ in Sales; Targets Lucrative Market • Accretive to FY06 Assuming Completion (Seasonality July- December)
· Financial Metrics Meet Long Term Objectives

Why Build This Platform . . .
Category
CP Kess/Dix/OTS Synergy Position #1 Maker/Marketer Top US Distributors
Vertically integrates manufacturing, marketing and distribution with sales force and brand – only such company in USA
Product Type Equipment Uniforms
One Stop Shop for Customers. Same Buyer for Equipment & Uniforms. Uniforms into Catalogs; Equipment to Sales Force (bigger tool kit)
Selling Tool Catalog Road Man
Personalize the sale; Migrate HS accounts
Seasonality Jan-June July-Dec
Balances Inventory/ Sales Flow
Customer Type Park,Y,Church HS,College, Youth League
Road men target traditional accounts; Catalogs pivot to target non-traditionals
Brands Generic Top Brands
Proprietary Sku’s Improve Kessler/Dixie Margins; Branded Sku’s Expand CP Sales
Proprietary Sku’s 80% 0%
CP to feed their distribution channel with high margin proprietary product

Salesmen Offer "In-School" Leverage

Vertical


Catalog Sales
Schools
Athletic Director
Baseball Coach
Salesmen Sales
Schools
AD
Intramurals
Baseball
Field Maint.
Softball
Football
Soccer
Volleyball
Tennis
Track
Basketball

- ➔ Deeper into Cobweb Of Buyers = Budget Expansion
- ➔ Equipment <u>and</u> Uniforms
- ➔ 20-25 "Touches" Annually vs. 6-8 with catalog

13

Salesmen Offer “Territorial” Leverage Horizontal Salesmen — Historical Salesmen – Under BOO Umbrella Target Market Target Market High School College Youth Leagues High School College Youth Leagues Parks YMCA Boys Clubs Churches Government
• New Customer Types • Equipment and Uniforms — • Territory Saturation

BOO Distribution Vehicle Company Salesmen Collegiate Pacific 15 Telesales Kesslers 80 Road Sales Tomark 5 Road Sales Dixie 50 Road Sales OTS 15 Road Sales Total 150 Road Sales

Leverage and Expansion
· $50MM Capital Raise Through TWP · Sales Acceleration · Add Accretive Partners · Extract Operating Leverage

Sales Acceleration
•Sales Force Expansion 15-50 States; 6K to 20K key accounts
· Broaden Salesman Coverage – only 30% Physical Coverage today · Deeper Penetration into Sales Force Accounts (cobweb of buyers) · Continued Robust Organic Growth – new products / new accounts

Seek Accretive Partners
• Joint-Ventures/Co-op Marketing Agreements • Exclusive Relationships · New Product Categories · Valued Brands Key New Lines for Sales Force & Catalogs • Manufacturing Acquisitions • Add Proprietary SKU’s to Sales Force/Catalogs · Fill the Pipeline “Bottom-up” · Highly Selective • Distribution Acquisitions • Key Regional Sales Hubs – Key Sales Forces · Highly Selective

Use of Proceeds – Why Now?
• Cross-selling; Leverage Visible from Recent Acquisitions · Highly Fragmented; Poorly Capitalized Space
· Attractive Pipeline of Targets: Distribution & Product · Scalable Platform Primed for SKU, Sales Force Growth

Proforma Organic Growth Rate For the Three Months Ended December 31, For the Six Months Ended December 31, 2004 2003 2004 2003
Net Sales
$24,987,790 $21,073,868 $55,420,428 $45,331,357
Net Income
$676,861 $5,950 $2,805,833 $1,954,722
Growth Rate 19% Sales Growth 22% Sales Growth

FY05, FY06 Organic Projections (does not reflect potential impact of Salkeld Sports) ’05 (p) No Acquisitions ’06 Organic (p) No Acquisitions Full Deployment **
Net Sales
$104-107M $127-130M $215-225M
Op Income
$8.4-8.8M $11.5-12.5M $20.5-23M
Interest Chg
(2.0M) (3.5M) (3.5M)
Fully Diluted EPS
$.40-.42 * $.50-.56 * $.90-1.00
Shares Outstanding
10.3M 10.3M 13.8M
Cash On-Hand
$43M $43M $0
* Reflects roughly $.09 of dilution in FY05 and $.17 in FY06 from unused cash on hand assuming no acquisitions are made in this period.
** Full deployment model assumes use of cash only in transactions and uses the “if converted” method of accounting for purposes of calculating income and fully diluted earnings per share. “If converted” not reflected in FY05, FY06 models.